UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
May 20, 2021
Date of Report
(Date of earliest event reported)

SYNCHRONY FINANCIAL
(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road
Stamford,	Connecticut	06902
(Address of principal executive offices)		(Zip Code)
(203) 585-2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYF	New York Stock Exchange
Depositary Shares Each Representing a 1/40th Interest in a Share of 5.625% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SYFPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

a)The Company held its annual meeting of stockholders on May 20, 2021.

b)The stockholders elected all of the directors named in the proxy statement for the coming year; approved our named executives’ compensation in an advisory vote; selected every year as the frequency of the vote to approve our named executive officers' compensation in an advisory vote; and ratified the selection of KPMG LLP as our independent registered public accounting firm for 2021. The voting results for each of these proposals are detailed below.

A.      Election of Directors

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Margaret M. Keane	482,843,162	3,886,530	165,039	24,800,103
Brian D. Doubles	485,696,402	1,009,270	189,059	24,800,103
Fernando Aguirre	480,274,648	6,431,943	188,140	24,800,103
Paget L. Alves	484,839,159	1,846,012	209,560	24,800,103
Arthur W. Coviello, Jr.	434,437,480	52,265,934	191,317	24,800,103
William W. Graylin	485,688,362	969,779	236,590	24,800,103
Roy A. Guthrie	456,589,994	30,118,234	186,503	24,800,103
Jeffrey G. Naylor	479,368,101	7,307,709	218,921	24,800,103
Bill Parker	485,421,200	1,279,137	194,394	24,800,103
Laurel J. Richie	477,785,319	8,942,769	166,643	24,800,103
Olympia J. Snowe	482,425,181	4,302,837	166,713	24,800,103
Ellen M. Zane	478,927,289	7,803,436	164,006	24,800,103

B.      Management Proposals

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Advisory Vote to Approve Named Executive Officer Compensation	438,311,969	48,305,409	277,353	24,800,103

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
Advisory Vote on Frequency of the Vote to Approve Named Executive Officers' Compensation	476,224,915	140,245	10,123,343	406,228	24,800,103

Ratification of Selection of KPMG LLP as Independent Registered Public Accounting Firm of the Company for 2021	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	509,754,685	1,776,840	163,309	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: May 26, 2021	By:	/s/ Jonathan Mothner
	Name:	Jonathan Mothner
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL